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                                                                    EXHIBIT 23.2
                        Consent of Independent Auditors

  We consent to the reference to our firm under the captions "Experts," "Summary Financial Data," and "Selected Financial Data" and to the use of our reports dated April 23, 1999 in Amendment No. 2 to the Registration Statement (Form S-1 No. 33-77105), and related Prospectus of Digex, Incorporated for the registration of Class A Common Stock.


                                                  /s/ Ernst & Young LLP

Tampa, Florida

July 8, 1999